                                                                   EXHIBIT 10.54

                              SCHEDULE OF MORTGAGES
                 WHICH ARE SUBSTANTIALLY IN THE FORM OF MORTGAGE
                            ATTACHED AS EXHIBIT 10.53


                                                                                                                       DATE OF
    MORTGAGOR                          FACILITY NAME                    LOCATION              MORTGAGE AMOUNT          MORTGAGE
    ---------                          -------------                    --------              ---------------          --------
ALS Holdings, Inc.              Sterling House of Olathe II      751 North Somerset Terrace      $2,202,505      November 18, 1998
                                                                 Olathe, KS 66062

ALS Holdings, Inc.              Sterling House of Topeka         5820 S.W. Drury Lane            $2,992,500      November 18, 1998
                                                                 Topeka, KS 66604

ALS Holdings, Inc.              Sterling House of Lawrence       3220 Peterson Road              $3,210,000      November 18, 1998
                                                                 Lawrence, KS 66049

ALS Holdings, Inc.              Sterling House of Leawood        12720 State Line Road           $2,850,000      November 18, 1998
                                                                 Leawood, KS 66209

ALS Holdings, Inc.              Sterling House of Lenexa I       8710 Caenen Lake Road           $2,325,000      November 18, 1998
                                                                 Lenexa, KS 66215

ALS Holdings, Inc.              Sterling House of Lenexa II      8740 Caenen Lake Road           $2,325,000      November 18, 1998
                                                                 Lenexa, KS 66215

ALS Wisconsin                   Wynwood of Appleton              5800 Pennsylvania Avenue        $5,397,360      December 10, 1998
Holdings, Inc.*                                                  Grand Chute, WI

ALS Wisconsin                   Wynwood of Madison               1601 Wheeler Rd.                $4,012,500      December 10, 1998
Holdings, Inc.*                                                  Madison, WI

* The form of mortgages entered into for these properties were conformed to meet the requirements of Wisconsin law.